UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2026

Lottery.com Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38508	No. 81-1996183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5049 Edwards Ranch Rd., 4th Floor Fort Worth, Texas	76109
(Address of Principal Executive Offices)	(Zip Code)

(737) 787-3798

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SEGG	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $230.00	LTRYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Board of Director’s Committee Assignments

On January 5, 2026, the board of directors (the “Board”“) of Lottery.com Inc. (the “Company”) approved the composition of its standing committees of the Board, effective as of today.

Audit Committee

The Board appointed the following directors to serve on the Audit Committee:

Christopher Gooding, Chair

Tamer Hassan

Warren Macal

The Board has determined that each member of the Audit Committee is independent within the meaning of applicable Nasdaq listing standards and Rule 10A-3 under the Securities Exchange Act of 1934. The Board has also determined that Warren Macal qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.

Compensation Committee

The Board appointed the following directors to serve on the Compensation Committee:

Tamer Hassan, Chair

Christopher Gooding

Warren Macal

The Board has determined that each member of the Compensation Committee is independent within the meaning of applicable Nasdaq listing standards and applicable Securities and Exchange Commission rules.

Nominating and Corporate Governance Committee

The Board appointed the following directors to serve on the Nominating and Corporate Governance Committee:

Christopher Gooding, Chair

Tamer Hassan

Paul Jordan

The Board has determined that each member of the Nominating and Corporate Governance Committee is independent within the meaning of applicable Nasdaq listing standards.

The committee assignments described above are consistent with the Company’s corporate governance guidelines and committee charters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lottery.com Inc.

By:	/s/ Robert Stubblefield
Name:	Robert Stubblefield
Title:	Interim Chief Executive Officer

January 6, 2026